UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2650 Atlanta, Georgia 30328
(Address of principal executive offices)
(855) 858-9794
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value Per Share	CTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2021 annual meeting of stockholders of CatchMark Timber Trust, Inc. (the “Company”) held on June 24, 2021 (the "Annual Meeting"), the stockholders of the Company approved the CatchMark Timber Trust, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”). A total of 2,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2021 Incentive Plan. The 2021 Incentive Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 24, 2021. At the close of business on April 8, 2021, the record date for the Annual Meeting, there were 48,904,157 shares of the Company’s common stock outstanding and entitled to vote.

The Annual Meeting was held for the purpose of considering and voting upon the following proposals:

1	To elect six directors to serve on the Company's board of directors until the 2022 annual meeting of stockholders or until their successors are duly elected and qualify;
2	To approve, on an advisory basis, the compensation of the Company's named executive officers;
3	To approve the 2021 Incentive Plan; and
4	To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent auditors for the fiscal year ending December 31, 2021.

At the Annual Meeting, the stockholders elected all six director nominees, approved the compensation of the Company’s named executive officers, approved the 2021 Incentive Plan, and ratified the appointment of Deloitte. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1: Election of Directors
Tim E. Bentsen	36,104,038	109,815	41,946	6,581,535
Brian M. Davis	36,147,353	67,041	41,405	6,581,535
James M. DeCosmo	33,787,313	2,423,870	44,616	6,581,535
Paul S. Fisher	35,310,475	894,705	50,619	6,581,535
Mary E. McBride	35,311,329	891,841	52,629	6,581,535
Douglas D. Rubenstein	34,403,555	1,805,509	46,735	6,581,535

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2: Advisory Vote on Executive Compensation	35,439,917	654,791	161,091	6,581,535

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 3: Approval of 2021 Incentive Plan	33,828,018	2,303,691	124,090	6,581,535

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 4: Ratification of Appointment of Independent Auditors	41,566,479	1,235,287	35,568	—

Item 9.01.            Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	CatchMark Timber Trust, Inc. 2021 Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: June 25, 2021	By:	/s/ Lesley H. Solomon
Lesley H. Solomon General Counsel and Secretary